EXHIBIT 10.25


                               GREATBATCH, INC.

                              STOCK AWARD LETTER



     The Board of Directors of Greatbatch, Inc. (the "Company") has authorized and approved the 2005 Stock Incentive Plan (the "Plan"), which has been submitted to and approved by the stockholders of the Company. Pursuant to the Plan, the Company has granted you shares of Common Stock, par value $.001 per share (the "Shares"), on the terms and subject to the conditions set forth in the Plan and in this grant letter, such grant to be considered a "Stock Bonus" for purposes of the Plan. The Plan shall be deemed a part hereof as if fully set forth herein. A copy of the Plan is available at the Smith Barney website [www.benefitaccess.com] or may be obtained by request addressed to: Corporate Secretary, Greatbatch, Inc., 9645 Wehrle Drive, Clarence, NY 14031.

     1. Grant of Stock. As of the date set forth below, the Company, hereby grants to you (the "Grant") all right, title and interest in ____ Shares.

     2. Delivery of Shares. The Shares will be issued in your name and delivered to you or at your instruction as soon as practicable after the date set forth below.

     3. Legends. If the Company, in its sole discretion, shall determine that it is necessary to comply with applicable securities laws, the certificate or certificates representing the Shares received pursuant to the Grant shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws.

     4. Investment Intent. You hereby covenant and agree with the Company that if there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the Shares subject to this Grant (i) that you will represent that you are receiving the Shares for your own account and not with a view to the resale or distribution thereof and (ii) that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, if requested by the Company, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

     5. Electronic Delivery and Signatures. You hereby consent and agree to electronic delivery of any Plan documents, proxy materials, annual reports and other related documents. If the Company establishes procedures for an electronic signature system for delivery and acceptance of Plan documents, you hereby consent to such procedures and agree


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that your electronic signature is the same as, and shall have the same force and effect as, your manual signature. You also consent and agree that any such procedures and delivery may be effected by a third party engaged by the Company to provide administrative services related to the Plan.

     Please indicate your acceptance of all the terms and conditions of this Grant of Stock and the Plan by clicking on the icon below entitled "I have read and agree".



Dated:  _____________, 2006


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